UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02319
______________________________________________

Fort Dearborn Income Securities, Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
51 West 52nd Street
New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: September 30

Date of reporting period: March 31, 2007

Item 1. Reports to Stockholders.

Fort Dearborn Income
Securities, Inc.
Semiannual Report
March 31, 2007

Fort Dearborn Income Securities, Inc.

May 15, 2007

Dear Shareholder,
We are pleased to present you with the semiannual report for Fort Dearborn Income Securities, Inc. (the “Fund”) for the six months ended March 31, 2007.

Performance
Over the six-month period, the Fund gained 2.87% on a net asset value basis. On a market price basis, the Fund gained 8.97%. Over the same period, the Fund’s peer group, as measured by the Lipper Corporate Debt Funds BBB-Rated median, posted a net asset value return of 3.61% and gained 5.59% on a market price basis. Finally, the Fund’s benchmark, the Investment Grade Bond Index (the “Index”), gained 2.69%. (For more performance information, please refer to “Performance at a glance” on page 5).

During the period, the Fund did not use leverage. (Neither the Fund’s peer group nor the Index used leverage.) Leverage magnifies returns on both the upside and on the downside, creating a wider range of returns.

The Fund traded at a discount to its net asset value (“NAV”) per share during the entire reporting period. A fund trades at a discount when the market price at which its shares trade is less than its NAV. Alternately, a fund trades at a premium when the market price at which its shares trade is more than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.
Fort Dearborn Income Securities, Inc.

Investment goals:
Current income consistent with external interest rate conditions and total return

Portfolio manager:
Thomas D. Clarkson UBS Global Asset Management (Americas) Inc.

Commencement:
December 19, 1972

NYSE symbol:
FDI

Dividend payments:
Quarterly

An interview with Portfolio Manager Thomas Clarkson
Q.	How would you describe the economic environment during the reporting period?
A.	The US economy produced mixed results, with signs of a slowdown evident as the reporting period drew to a close. Gross domestic product growth (or GDP—the market value of all goods and services produced

Fort Dearborn Income Securities, Inc.

within a country in a given period of time) posted third and fourth quarter 2006 numbers of 2.0% and 2.5%, respectively—mediocre gains compared with those generated in prior quarters. The advance estimate of first quarter 2007 GDP fell to 1.3%. Overall, moderating GDP growth was attributed to several factors, including the delayed impact of rising short-term interest rates, high oil prices, the troubled automotive sector, and the cooling of the once red-hot housing market. However, employment growth and corporate earnings were relatively strong, and commodity prices decreased midway through the reporting period, easing pressure on consumers.

Q.	How did the Federal Reserve Board (the ”Fed”) manage the federal funds rate over the period?
A.	The Federal Reserve Board held the federal funds rate (or “fed funds” rate, the rate that banks charge one another for overnight loans) steady at 5.25% throughout the six-month reporting period. At its meeting in March, the Fed appeared more guarded than it had at any prior point during the period. In his statement to the press, Fed Chairman Ben Bernanke seemed to acknowledge that problems in the housing area had the potential to spill over into the broader market. This was interpreted as the first indication that the Fed might finally be concerned about the potential for slowing growth. Furthermore, a slight change in statement language was largely perceived as an indicator that the Fed was finally backing away somewhat from its tightening bias.

Q.	How did the overall bond market perform in this environment?
A.	The US bond market experienced periods of increased volatility during the six-month reporting period. This was often prompted by mixed economic data and changing perceptions regarding the Fed’s monetary policy. Additionally, the magnitude and the rapidity of defaults in the subprime mortgage segment took the market by surprise. The rise in delinquencies appears to be the direct result of lax underwriting, rather than a broad credit crisis. As a result, we do not see any evidence of a consumer credit crunch. However, as the reset dates on adjustable-rate mortgages approach, we intend to continue monitoring the potential impact of decreased lender availability during a critical refinancing period.

While yields trended higher early in the period, they fell sharply at the end of February 2007 during a flight to quality in bonds. With the stock market regaining its footing in March, bond yields traded in a fairly narrow range toward the end of the reporting period.

Fort Dearborn Income Securities, Inc.

Q.	How did you manage the Fund’s duration during the period?
A.	Over the course of the period, we maintained our defensive duration position, which contributed positively to performance. We increased our duration in early January as yields increased. However, when yields decreased in February, we did not reduce the Fund’s duration. This was in response to concern that the increased risks associated with the mortgage market could impact future economic growth.

Q.	How did you position the Fund during the review period?
A.	During the reporting period, we increased our exposure to US Treasury securities relative to the Index by further underweighting corporate bonds. On the whole, corporate bonds outperformed Treasuries during the period. However, this had only a small negative impact on performance, as it was balanced by positive contributions from strong issue selection within the corporate bond sector.

Our allocation to TIPS (Treasury Inflation Protected Securities) proved to be a modest benefit to portfolio performance over the period. We maintained an overweight to asset-backed securities, which underperformed corporate bonds and mortgage-backed securities, detracting slightly from performance. Finally, we maintained our overweight to bonds rated below-investment grade (high-yield securities) which contributed positively to performance.

Q.	What is your outlook for the economy and the fixed income market?
A.	At the time of this writing, we do not expect the Fed to cut interest rates during the first half of the year. We believe the current fed funds rate of 5.25% is fairly valued, given its historical average during periods of stable economic growth. Inflation, which ranged around 2.5% to 3.0% during the reporting period, is a bit of a concern as it is above the Fed’s stated comfort zone. As long as “pesky” inflation lingers and economic growth continues at a moderate pace, we believe it is likely that there may be a bias toward further Fed tightening.

We continue to find corporate bonds expensive, and believe that their positive fundamentals are already reflected in their prices. We expect to continue to favor securitized issues such as asset-backed securities and mortgage-backed securities over traditional corporate bonds.

Fort Dearborn Income Securities, Inc.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp	Thomas D. Clarkson, CFA
President	Portfolio Manager
Fort Dearborn Income	Fort Dearborn Income
Securities, Inc.	Securities, Inc.
Head of the Americas	Head of US Long Duration Fixed Income
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended March 31, 2007. The views and opinions in the letter were current as of May 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

Fort Dearborn Income Securities, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 03/31/07

Net asset value returns	6 months	1 year	5 years	10 years

Fort Dearborn Income Securities, Inc.	2.87%	7.65%	6.70%	7.14%

Lipper Corporate Debt Funds
BBB-Rated median	3.61	7.63	6.68	6.64

Market price returns

Fort Dearborn Income Securities, Inc.	8.97%	12.02%	6.51%	7.65%

Lipper Corporate Debt Funds
BBB-Rated median	5.59	12.07	7.98	7.71

Index returns

Investment Grade Bond Index*	2.69%	7.49%	7.22%	7.54%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Share price, dividend and yields as of 3/31/07

Market price	$14.89

Net asset value (per share applicable to
common shareholders)	$15.85

6-Month net investment income dividend
(period ended 3/31/07)	$0.400

March 2007 dividend	$0.200

Market yield**	5.37%

NAV yield**	5.05%

*	Index composition, 12/31/81 - present: 5% Lehman Brothers US Agency Index (7+ years); 75% Lehman Brothers US Credit Index (7+ years); 10% Lehman Brothers US Mortgage Fixed Rate MBS Index (all maturities); 10% Lehman Brothers US Treasury Index (7+ years).
**	Market yield is calculated by multiplying the March 2007 dividend by 4 and dividing by the month-end market price. NAV yield is calculated by multiplying the March 2007 dividend by 4 and dividing by the month-end net asset value. Prices and yields will vary.

Fort Dearborn Income Securities, Inc.

Industry diversification
As a percentage of net assets
As of March 31, 2007 (unaudited)

Bonds
US bonds
US corporate bonds
Aerospace & defense	0.33%
Automobiles	0.76
Beverages	0.26
Capital markets	3.16
Chemicals	0.61
Commercial banks	4.59
Commercial services & supplies	0.21
Construction materials	0.51
Consumer finance	8.21
Diversified financial services	7.49
Diversified telecommunication services	4.20
Electric utilities	0.64
Energy equipment & services	0.22
Food & staples retailing	1.00
Food products	0.55
Health care providers & services	0.49
Household durables	0.75
Insurance	0.47
Media	2.22
Multi-utilities	2.46
Multiline retail	0.25
Oil, gas & consumable fuels	2.33
Paper & forest products	0.50
Pharmaceuticals	3.98
Real estate investments trusts (REITS)	0.60
Road & rail	1.18
Thrifts & mortgage finance	1.83
Trading companies & distributors	0.84
Wireless telecommunication services	0.88

Total US corporate bonds	51.52

Asset-backed securities	3.33
Mortgage & agency debt securities	9.98
Municipal bonds	3.62
US government obligations	22.54

Total US bonds	90.99

International bonds
International corporate bonds
Beverages	0.49
Commercial banks	0.68
Diversified financial services	1.78
Diversified telecommunication services	1.03

Fort Dearborn Income Securities, Inc.

Industry diversification
As a percentage of net assets
As of March 31, 2007 (unaudited)

International corporate bonds (concluded)
Energy equipment & services	0.74%
Oil, gas & consumable fuels	0.25
Road & rail	0.23

Total international corporate bonds	5.20
Sovereign/supranational bond	0.35

Total international bonds	5.55

Total bonds	96.54
Short-term investments	2.42

Total investments	98.96
Cash and other assets, less liabilities	1.04

Net assets	100.00%

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2007 (unaudited)

	Face
	amount	Value

Bonds—96.54%
US bonds—90.99%
US corporate bonds—51.52%
Allergan, Inc.,
5.750%, due 04/01/16	$2,370,000	$2,420,000

American General Finance Corp.,
5.375%, due 10/01/12	370,000	371,652

AT&T Corp.,
8.000%, due 11/15/31	860,000	1,062,777

AT&T, Inc.,
6.450%, due 06/15/34	995,000	1,012,752

Bank of America Corp.,
5.420%, due 03/15/17[1]	1,900,000	1,880,272

Bank One Corp.,
7.875%, due 08/01/10	815,000	881,987

BellSouth Corp.,
6.550%, due 06/15/34	1,015,000	1,043,542

Bristol-Myers Squibb Co.,
5.875%, due 11/15/36	850,000	833,001

Burlington Northern Santa Fe Corp.,
7.082%, due 05/13/29	840,000	909,291

Capital One Financial Corp.,
5.500%, due 06/01/15	1,405,000	1,385,666

Citigroup, Inc.,
5.000%, due 09/15/14	1,882,000	1,837,321

5.625%, due 08/27/12	815,000	829,763

Comcast Corp.,
7.050%, due 03/15/33	1,300,000	1,395,681

Coors Brewing Co.,
6.375%, due 05/15/12	350,000	364,413

Credit Suisse First Boston USA, Inc.,
6.500%, due 01/15/12	1,105,000	1,161,601

CRH America, Inc.,
6.000%, due 09/30/16	700,000	709,591

DaimlerChrysler N.A. Holding Corp.,
8.500%, due 01/18/31	845,000	1,055,317

Devon Financing Corp. ULC,
7.875%, due 09/30/31	865,000	1,025,351

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2007 (unaudited)

	Face
	amount	Value

Bonds—(continued)
US bonds—(continued)
US corporate bonds—(continued)
Dominion Resources, Inc.,
Series B, 5.950%, due 06/15/35	$495,000	$481,057

DTE Energy Co.,
6.350%, due 06/01/16	705,000	737,278

Erac USA Finance Co.,
8.000%, due 01/15/11[1]	1,065,000	1,163,182

Exelon Generation Co. LLC,
5.350%, due 01/15/14	1,015,000	984,074

Ford Motor Credit Co.,
5.800%, due 01/12/09	6,090,000	5,973,967

Fortune Brands, Inc.,
5.375%, due 01/15/16	1,090,000	1,047,507

General Electric Capital Corp.,
6.000%, due 06/15/12	1,730,000	1,797,529

6.750%, due 03/15/32	1,150,000	1,302,987

GMAC LLC,
6.875%, due 09/15/11	2,340,000	2,342,267

Goldman Sachs Group, Inc.,
6.125%, due 02/15/33	440,000	439,742

6.875%, due 01/15/11	1,685,000	1,781,396

HSBC Bank USA N.A.,
5.625%, due 08/15/35	855,000	807,046

HSBC Finance Corp.,
6.750%, due 05/15/11	1,165,000	1,227,272

ICI Wilmington, Inc.,
5.625%, due 12/01/13	850,000	853,414

JPMorgan Chase & Co.,
6.750%, due 02/01/11	955,000	1,004,284

Kinder Morgan Energy Partners LP,
5.125%, due 11/15/14	580,000	560,931

5.800%, due 03/15/35	1,080,000	996,113

Kraft Foods, Inc.,
5.625%, due 11/01/11	760,000	769,268

Kroger Co.,
7.500%, due 04/01/31	650,000	708,347

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2007 (unaudited)

	Face
	amount	Value

Bonds—(continued)
US bonds—(continued)
US corporate bonds—(continued)
MBNA Corp.,
7.500%, due 03/15/12	$550,000	$605,339

Merck & Co. Inc.,
6.400%, due 03/01/28	520,000	547,997

Morgan Stanley,
6.750%, due 04/15/11	1,675,000	1,771,606

7.250%, due 04/01/32	355,000	406,514

National City Bank,
4.625%, due 05/01/13	360,000	351,532

New Cingular Wireless Services, Inc.,
8.750%, due 03/01/31	945,000	1,218,996

News America, Inc.,
6.200%, due 12/15/34	695,000	674,115

Norfolk Southern Corp.,
5.257%, due 09/17/14	245,000	239,055

Northrop Grumman Corp.,
7.125%, due 02/15/11	425,000	454,504

Pacific Gas & Electric Co.,
6.050%, due 03/01/34	540,000	541,321

Pitney Bowes, Inc.,
4.625%, due 10/01/12	300,000	293,248

PPL Energy Supply LLC,
6.000%, due 12/15/36	370,000	350,347

Progressive Corp.,
6.250%, due 12/01/32	275,000	291,009

Prologis, REIT
5.625%, due 11/15/15	825,000	831,631

PSEG Power LLC,
8.625%, due 04/15/31	695,000	882,305

Residential Capital Corp.,
6.875%, due 06/30/15	660,000	665,884

Safeway, Inc.,
7.250%, due 02/01/31	645,000	685,249

Simon Property Group LP, REIT
5.375%, due 06/01/11	300,000	301,863

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2007 (unaudited)

	Face
	amount	Value

Bonds—(continued)
US bonds—(continued)
US corporate bonds—(concluded)
SLM Corp.,
5.125%, due 08/27/12	$115,000	$114,009

Spectra Energy Capital LLC,
5.668%, due 08/15/14	345,000	341,385

Sprint Capital Corp.,
8.750%, due 03/15/32	1,330,000	1,568,760

Target Corp.,
7.000%, due 07/15/31	305,000	347,842

Teva Pharmaceutical Finance LLC,
5.550%, due 02/01/16	1,055,000	1,035,461

Time Warner, Inc.,
7.625%, due 04/15/31	910,000	1,022,679

Travelers Property Casualty Corp.,
6.375%, due 03/15/33	350,000	364,800

U.S. Bank N.A.,
6.375%, due 08/01/11	500,000	523,556

Union Pacific Corp.,
6.650%, due 01/15/11	470,000	491,365

Valero Energy Corp.,
7.500%, due 04/15/32	585,000	664,752

Verizon New York, Inc.,
Series B, 7.375%, due 04/01/32	1,085,000	1,147,178

Wachovia Bank N.A.,
5.850%, due 02/01/37	700,000	682,583

7.800%, due 08/18/10	1,620,000	1,742,874

Washington Mutual Bank,
5.500%, due 01/15/13	1,350,000	1,347,235

6.750%, due 05/20/36	500,000	535,400

WellPoint, Inc.,
5.850%, due 01/15/36	705,000	681,156

Wells Fargo Bank N.A.,
5.950%, due 08/26/36	1,380,000	1,395,624

Weyerhaeuser Co.,
7.375%, due 03/15/32	665,000	696,639

Wyeth,
5.500%, due 03/15/13	700,000	705,974

Total US corporate bonds (cost $69,536,495)		71,679,426

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2007 (unaudited)

	Face
	amount	Value

Bonds—(continued)
US bonds—(continued)
Asset-backed securities—3.33%
Conseco Finance Securitizations Corp.,
Series 00-5, Class A5, 7.700%, due 02/01/32	$812,763	$811,863

CPL Transition Funding LLC,
Series 02-1, Class A5, 6.250%, due 01/15/17	3,000,000	3,214,107

Small Business Administration,
Series 04-P10B, Class 1, 4.754%, due 08/10/14	624,728	608,586

Total asset-backed securities (cost $4,676,708)		4,634,556

Mortgage & agency debt securities—9.98%
CS First Boston Mortgage Securities Corp.,
Series 03-8, Class 5A1, 6.500%, due 04/25/33	92,698	92,892

Federal Home Loan Mortgage Corp.,
5.000%, due 01/30/14	30,000	30,130

Federal Home Loan Mortgage Corp. Gold Pools,
#B16887, 5.500%, due 10/01/19	658,559	660,726

#E01127, 6.500%, due 02/01/17	182,292	186,834

Federal National Mortgage Association,
4.250%, due 08/15/10	1,380,000	1,356,361

4.375%, due 03/15/13	415,000	404,092

6.070%, due 05/12/16	190,000	191,191

6.250%, due 02/01/11	1,370,000	1,437,151

6.625%, due 11/15/30	1,500,000	1,768,137

Federal National Mortgage Association Grantor Trust,
Series 02-T19, Class A1, 6.500%, due 07/25/42	396,965	406,549

Federal National Mortgage Association Pools,
#688066, 5.500%, due 03/01/33	417,613	414,244

#793666, 5.500%, due 09/01/34	2,028,977	2,011,175

#802481, 5.500%, due 11/01/34	346,346	343,307

#254798, 6.000%, due 06/01/23	185,279	188,281

#596124, 6.000%, due 11/01/28	268,863	272,955

#253824, 7.000%, due 03/01/31	119,444	124,624

Federal National Mortgage Association, REMIC,
Series 93-106, Class Z, 7.000%, due 06/25/13	44,098	45,580

Government National Mortgage Association Pools,
#781029, 6.500%, due 05/15/29	87,180	89,775

GSR Mortgage Loan Trust,
Series 06-2F, Class 3A4, 6.000%, due 02/25/36	1,300,000	1,308,275

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2007 (unaudited)

	Face
	amount	Value

Bonds—(continued)
US bonds—(concluded)
Mortgage & agency debt securities—(concluded)
Residential Funding Mortgage Securitization I,
Series 06-S6, Class M2, 6.000%, due 07/25/36	$1,293,433	$1,267,805

Wells Fargo Mortgage Backed Securities Trust,
Series 03-18, Class A2, 5.250%, due 12/25/33	1,330,953	1,285,992

Total mortgage & agency debt securities (cost $13,992,214)		13,886,076

Municipal bonds—3.62%
Illinois State Taxable Pension,
5.100%, due 06/01/33	2,350,000	2,244,250

New Jersey Economic Development Authority,
Series B, 5.410%, due 02/15/18[2]	5,000,000	2,797,450

Total municipal notes and bonds (cost $4,399,379)		5,041,700

US government obligations—22.54%
US Treasury Bonds Principal STRIPS,
5.01%, due 11/15/26[2]	16,160,000	6,132,655

US Treasury Bonds,
4.500%, due 02/15/36	8,840,000	8,334,458

6.250%, due 08/15/23	810,000	929,918

8.125%, due 08/15/21	170,000	226,233

8.750%, due 05/15/17	1,185,000	1,566,514

US Treasury Inflation Indexed Bonds (TIPS),
2.000%, due 01/15/26	1,896,530	1,802,445

US Treasury Notes,
3.875%, due 02/15/13	815,000	787,207

4.625%, due 10/31/11	6,945,000	6,967,787

5.125%, due 05/15/16	4,455,000	4,606,225

Total US government obligations (cost $31,257,044)		31,353,442

Total US bonds (cost $123,861,840)		126,595,200

International bonds—5.55%
International corporate bonds—5.20%
Canada—0.47%
Anadarko Finance Co.,
Series B, 6.750%, due 05/01/11	325,000	341,323

Canadian National Railway Co.,
6.900%, due 07/15/28	285,000	315,162

		656,485

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2007 (unaudited)

	Face
	amount	Value

Bonds—(concluded)
International bonds—(concluded)
International corporate bonds—(concluded)
Cayman Islands—2.52%
Augusta Funding Ltd. VI,
Series 96A3, 7.375%, due 04/15/13	$2,360,372	$2,471,753

Transocean, Inc.,
7.500%, due 04/15/31	900,000	1,035,245

		3,506,998

Luxembourg—1.03%
Telecom Italia Capital SA,
6.375%, due 11/15/33	1,520,000	1,433,599

United Kingdom—1.18%
Abbey National PLC,
7.950%, due 10/26/29	750,000	943,555

SABMiller PLC,
6.500%, due 07/01/16[1]	650,000	686,885

		1,630,440

Total international corporate bonds (cost $6,919,099)		7,227,522

Sovereign/supranational bond—0.35%
Pemex Project Funding Master Trust,
8.000%, due 11/15/11 (cost $465,162)	440,000	486,200

Total international bonds (cost $7,384,261)		7,713,722

Total bonds (cost $131,246,101)		134,308,922

	Shares

Short-term investments—2.42%
Other—0.64%
UBS Supplementary Trust —
U.S. Cash Management Prime Fund,
5.41%[3,4] (cost $892,248)	892,248	892,248

Fort Dearborn Income Securities, Inc.

Portfolio of investments—March 31, 2007 (unaudited)

	Face
	amount	Value

Short-term investments—(concluded)
US government obligation—1.78%
US Treasury Bills,
4.78%, due 05/31/07[5] (cost $2,473,898)	$2,495,000	$2,474,962

Total short-term investments (cost $3,366,146)		3,367,210

Total investments (cost $134,612,247)—98.96%		137,676,132

Cash and other assets, less liabilities—1.04%		1,449,879

Net assets—100.00%		$139,126,011

Notes to schedule of investments
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, the value of these securities amounted to $3,730,339 or 2.68% of net assets.
2	Reflects annualized yield at March 31, 2007 on zero coupon bonds.
3	Security is issued by a fund that is advised by a related entity of UBS Global Asset Management (Americas) Inc., Fort Dearborn Income Securities, Inc.’s advisor.
4	Interest rate reflects yield at March 31, 2007.
5	Interest rate shown is discount rate at date of purchase.
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Bonds that can be subdivided into a series of zero-coupon bonds.
TIPS	Treasury Inflation Protected Security.

See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.

Statement of assets and liabilities—March 31, 2007 (unaudited)

Assets:
Investments in securities of unaffiliated issuers, at value (cost–$133,719,999)	$136,783,884

Investments in securities of affiliated issuers, at value (cost–$892,248)	892,248

Total investments (cost–$134,612,247)	137,676,132

Cash	22,867

Interest receivable	1,744,282

Receivable for investments sold	1,308,132

Other assets	4,194

Total assets	140,755,607

Liabilities:
Payable for investments purchased	989,087

Payable for investment advisory fees	490,381

Payable for directors’ fees	11,947

Accrued expenses and other liabilities	138,181

Total liabilities	1,629,596

Net assets:
Capital stock–$0.01 par value; 12,000,000 shares authorized; 8,775,665 shares issued and outstanding	135,120,133

Undistributed net investment income	407,007

Accumulated net realized gain from investment transactions	534,986

Net unrealized appreciation on investments	3,063,885

Net assets	$139,126,011

Net asset value per share	$15.85

See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.

Statement of operations

For the
six months ended
March 31, 2007
(unaudited)

Investment income:
Interest and other	$4,078,172

Affiliated interest	83,721

Total investment income	4,161,893

Expenses:
Investment advisory fees	329,111

Professional fees	70,845

Reports and notices to shareholders	65,354

Transfer agency fees	29,917

Custody and accounting fees	21,441

Directors’ fees	16,455

Franchise taxes	4,117

Other expenses	24,664

Total expenses	561,904

Net investment income	3,599,989

Realized and unrealized gains (losses) from investment activities:
Net realized gain from investment transactions	1,448,835

Net change in unrealized appreciation (depreciation) of investments	(1,074,448)

Net realized and unrealized gain from investment activities	374,387

Net increase in net assets resulting from operations	$3,974,376

See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.

Statement of changes in net assets

	For the	For the
	six months ended	year ended
	March 31, 2007	September 30,
	(unaudited)	2006

From operations:
Net investment income	$3,599,989	$7,150,395

Net realized gain (loss) from investment transactions	1,448,835	(831,494)

Net change in unrealized appreciation (depreciation) of investments	(1,074,448)	(1,694,228)

Net increase in net assets resulting from operations	3,974,376	4,624,673

Dividends and distributions to shareholders from:
Net investment income	(3,510,266)	(7,196,045)

Net realized gains	—	(1,237,369)

Total dividends and distributions to shareholders	(3,510,266)	(8,433,414)

Net increase (decrease) in net assets	464,110	(3,808,741)

Net assets:
Beginning of period	138,661,901	142,470,642

End of period (including undistributed net investment income of $407,007 and $317,284, respectively)	$139,126,011	$138,661,901

See accompanying notes to financial statements

(This page has been left blank intentionally)

Fort Dearborn Income Securities, Inc.

Financial highlights

Selected data for a share of capital stock outstanding through each period is presented below:

For the six
months ended
March 31, 2007
(unaudited)

Net asset value, beginning of the period	$15.80

Net investment income	0.41

Net realized and unrealized gains (losses) from investment transactions	0.04

Net increase from investment operations	0.45

Dividends from net investment income	(0.40)

Distributions from net realized gains	—

Total dividends and distributions	(0.40)

Net asset value, end of period	$15.85

Market price per share, end of period	$14.89

Total investment return (market price)[1]	8.97%

Total investment return (net asset value)[2]	2.87%

Ratios/supplemental data:
Net assets, end of period (in millions)	$139.1

Expenses to average net assets	0.80%*

Net investment income to average net assets	5.16%*

Portfolio turnover	59%

Number of shares outstanding at end of period (in thousands)	8,776

*	Annualized.
1	Total investment return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized for the period less than one year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.
2	Total investment return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the month-end date. Total investment return does not reflect brokerage commissions and has not been annualized for the period less than one year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or sale of Fund shares.

See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.

For the years ended September 30,

2006	2005	2004	2003	2002

$16.23	$16.48	$16.46	$15.71	$15.95

0.81	0.80	0.83	0.83	0.95

(0.28)	(0.12)	(0.01)	0.81	(0.07)

0.53	0.68	0.82	1.64	0.88

(0.82)	(0.82)	(0.80)	(0.85)	(0.96)

(0.14)	(0.11)	—	(0.04)	(0.16)

(0.96)	(0.93)	(0.80)	(0.89)	(1.12)

$15.80	$16.23	$16.48	$16.46	$15.71

$14.04	$14.74	$14.84	$14.70	$15.10

2.01%	5.68%	6.54%	3.21%	9.46%

3.46%	4.17%	5.13%	10.63%	5.82%

$138.7	$142.5	$144.6	$144.5	$137.9

0.74%	0.74%	0.70%	0.74%	0.73%

5.19%	4.81%	5.05%	5.16%	6.07%

93%	78%	101%	62%	127%

8,776	8,776	8,776	8,776	8,776

See accompanying notes to financial statements

Fort Dearborn Income Securities, Inc.

Notes to financial statements—March 31, 2007 (unaudited)

Organization and significant accounting policies
Fort Dearborn Income Securities, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”) and the Chicago Stock Exchange (“CHX”). The Fund invests principally in investment grade long-term fixed income debt securities. The Fund’s primary objective is to provide shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The Nasdaq Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on US and foreign

Fort Dearborn Income Securities, Inc.

Notes to financial statements—March 31, 2007 (unaudited)

stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Certain securities in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern time will not be reflected in the Fund’s NAV. However, such developments may be determined to be so significant that they will materially affect the value of the Fund’s securities. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and time for valuation. If a security is valued at a “fair value”, that value is likely to be different from the last quoted market price for the security. Previous closing prices may be adjusted to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern time.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of March 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosure will be required about

Fort Dearborn Income Securities, Inc.

Notes to financial statements—March 31, 2007 (unaudited)

the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the “Statement of operations” for a fiscal period.

Mortgage-backed securities and other investments—The Fund invests in Mortgage-Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. MBS issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher.

The Fund invests in Collateralized Mortgage Obligations (CMOs). A CMO is a bond, which is collateralized by a pool of MBS. The Fund may also invest in REMICs (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. For instance, a Planned Amortization Class (PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest prepayment risk. A Graduated Payment Mortgage (GPM) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the principal, thus increasing the borrower’s mortgage balance. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

The Fund invests in Asset-Backed Securities, representing interests in pools of certain types of underlying installment loans or leases or by revolving lines of credit. They often include credit enhancement that help limit investors’ exposure to the underlying credit. These securities are valued on the basis of timing and certainty of cash flows compared to investments with similar durations.

Inflation protected securities—Inflation protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments.

Fort Dearborn Income Securities, Inc.

Notes to financial statements—March 31, 2007 (unaudited)

Inflation protected securities include Treasury Inflation Protected Securities (“TIPS”), which are securities issued by the US Treasury. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Securities traded on to-be-announced basis—The Fund may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on

Fort Dearborn Income Securities, Inc.

Notes to financial statements—March 31, 2007 (unaudited)

their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

Capital stock
At March 31, 2007, there were 12,000,000 shares of $0.01 par value capital stock authorized, and 8,775,665 shares issued and outstanding. During the six months ended March 31, 2007, no new shares were issued as part of the dividend reinvestment plan.

Investment advisory fees and other transactions with affiliates
Under an agreement between the Fund and UBS Global AM, UBS Global AM manages the Fund’s investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive functions for the Fund. In return for these services, the Fund pays UBS Global AM 0.50% per annum of the Fund’s average weekly net assets up to $100,000,000 and 0.40% per annum of average weekly net assets in excess of $100,000,000. At March 31, 2007, the Fund owed UBS Global AM $490,381 for investment advisory fees.

The Fund invests in shares of the UBS Supplementary Trust—U.S. Cash Management Prime Fund (“Supplementary Trust”). Supplementary Trust is a business trust managed by the Advisor. Supplementary Trust is offered as a cash management option only to mutual funds and other accounts managed by the Advisor.

Supplementary Trust charges no management fees. Distributions from the Supplementary Trust are reflected as affiliated interest income on the statement of operations. Amounts relating to those investments at March 31, 2007 and for the six months then ended are summarized as follows:

Fund	Purchases	Sales proceeds	Interest income	Value	% of net assets

UBS Supplementary Trust—
U.S. Cash Management
Prime Fund	$11,680,489	$16,788,643	$83,721	$892,248	0.64%

Fort Dearborn Income Securities, Inc.

Notes to financial statements—March 31, 2007 (unaudited)

Purchases and sales of securities
Purchases and sales (including maturities) of portfolio securities during the six months ended March 31, 2007, were as follows: debt securities, excluding short-term securities and US government debt obligations, $12,460,907 and $19,625,484, respectively; and U.S. government debt obligations, $69,162,897 and $61,366,361, respectively.

Federal tax status
The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the year ended September 30, 2006 were as follows:

Distributions paid from:

Ordinary Income	$8,239,867

Long-term capital gains	193,547

$8,433,414

The tax character of distributions paid and components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ending September 30, 2007.

At September 30, 2006, the Fund had net capital loss carryforwards of $130,279 for federal income tax purposes available to offset future capital gains through September 30, 2014.

Post-October losses are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended September 30, 2006, the Fund incurred, and elected to defer to the current fiscal year, net capital losses of $783,570.

Fort Dearborn Income Securities, Inc.

Notes to financial statements—March 31, 2007 (unaudited)

For federal income tax purposes, which was substantially the same for book purposes, tax cost of investments and components of net unrealized appreciation of investments at March 31, 2007 were as follows:

Tax cost of investments	$134,612,247

Gross appreciation (investments having an excess of value over cost)	3,829,294

Gross depreciation (investments having an excess of cost over value)	(765,409)

Net unrealized appreciation of investments	$3,063,885

On July 13, 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Based on the Securities and Exchange Commission’s announcement on December 22, 2006, the implementation of FIN 48 must be incorporated into accounting practice no later than the last business day of the Fund’s March 31, 2008 semiannual report. Management continues to evaluate the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, to the Fund’s financial statements.

Fort Dearborn Income Securities, Inc.

General information (unaudited)

The Fund
Fort Dearborn Income Securities, Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”) and the Chicago Stock Exchange (“CHX”). The primary objective of the Fund is to provide its shareholders with a stable stream of current income consistent with external interest rate conditions and provide a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), an indirect wholly owned asset management subsidiary of UBS AG.

Shareholder information
The Fund’s NYSE trading symbol is “FDI.” Comparative net asset value and market price information about the Fund is published weekly in The Wall Street Journal ,The New York Times and Barron’s, as well as in numerous other publications.

An annual meeting of shareholders of the Fund was held on December 8, 2006. At the meeting Adela Cepeda, Frank, K. Reilly, Edward M. Roob and J. Mikesell Thomas were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified or until they resign or are otherwise removed. The shares were voted as indicated below:

To vote for or withhold authority in the election of:	Shares voted for	Shares withhold authority

Adela Cepeda	7,639,467	405,193

Frank K. Reilly	7,623,446	421,213

Edward M. Roob	7,613,732	430,927

J. Mikesell Thomas	7,621,469	423,190

The Fund is not aware of any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority).

Quarterly form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be

Fort Dearborn Income Securities, Inc.

General information (unaudited)

reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC0030. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Stock repurchase plan
On July 28, 1988, the Board of Directors of the Fund approved a resolution to repurchase up to 700,000 of its common shares. The Fund may repurchase shares, at a price not in excess of market and at a discount from net asset value, if and when such repurchases are deemed appropriate and in the shareholder’s best interest. Any repurchases will be made in compliance with applicable requirements of the federal securities law.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Funds Web site: www.ubs.com/ubsglobalam-proxy, or on the Edgar Database on the SEC’s Web site (http://www.sec.gov.)

Dividend reinvestment plan
The Fund has established a dividend reinvestment plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of a participating broker or its nominee, may elect to have all dividends and other distributions automatically reinvested in additional Fund shares. Shareholders who elect to hold their shares in the name of a broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee. More information regarding the Plan is provided below.

The Plan is applicable in each case where the Fund declares a dividend or other distribution payable in cash and simultaneously gives to its shareholders who are participants under the Plan (“Participants”) the option to receive such dividend or other distribution in Fund shares.

Commencing seven trading days prior to the date of payment of such dividend or other distribution, but only if the market price plus brokerage commission at the time of purchase is lower than the net asset value as of the close of business on the eighth trading day prior to such date of payment (“Base Net Asset Value”), the agent (the “Agent”), on behalf of

Fort Dearborn Income Securities, Inc.

General information (unaudited)

the Participants, will purchase shares in the open market(s)available to it. There can be no assurance that shares will be available in such open market(s)at a cost lower than Base Net Asset Value or in sufficient quantities to permit such purchases by the Agent. These purchases may be made on any securities exchange where such shares are traded, in the over-the-counter market or by negotiated transactions and may be subject to such terms of price, delivery, etc., to which the Agent may agree. If the market price for the shares is greater than the net asset value as of the close of business on the eight trading day prior to the date of payment, then the Fund will issue shares in payment of the dividend.

On the date of payment of such dividend or other distribution, the Agent will elect to have the Fund pay the dividend or other distribution in cash to the extent of the cost, including brokerage commission, of the shares to be purchased by the Agent, and will elect to have the Fund pay the balance, if any, of the dividend or other distribution in shares. Such payments will be made by the Fund to Computershare Trust Company, N.A. (“Computershare”) as administrator of the Plan for the Participants. Computershare, in turn, will immediately settle the open market purchases with the Agent. If shares are distributed in payment of a dividend or distribution because market price exceeded net asset value, a Participant will be required to include in gross income an amount equal to the greater of net asset value or 95% of fair market value (average of the high and low sales price on the date of the distribution) of the shares received by the Participant rather than the amount of such dividend. Distributions of shares will be subject to the right of the Fund to take such actions as may be deemed necessary in order to comply with or conform to the requirements of any applicable law or regulation.

The shares credited to the accounts of Participants at Computershare will be determined on the basis of the amount of dividend or distribution to which each Participant is entitled, whether shares are purchased on the open market or issued by the Fund. Each Participant will be furnished with periodic statements.

A Participant will have the right to vote the full shares credited to the Participant’s account under the Plan on the record date for a vote. Proxies sent to a Participant by Computershare will include the number of full shares held for the Participant under the Plan.

The investment of dividends and distributions under the Plan does not relieve the Participant of any income tax which may be payable on such dividends or distributions. Annually, each participant will be provided with information for tax purposes with respect to the dividends and distributions

Fort Dearborn Income Securities, Inc.

General information (unaudited)

on the shares held for the account of the Participant. The Fund strongly recommends that all Participants retain each year’s final statement on their Plan participation as a part of their permanent tax record.

Shareholders who wish to elect to participate in the Plan should contact Computershare for further information. A Participant may terminate participation in the Plan at any time by notice in writing to Computershare. All correspondence concerning the Plan should be directed to Computershare at Computershare Dividend Reinvestment Services, P.O.Box 43081, Providence, RI 02940-3081. You may also contact Computershare directly at 1-800-446 2617. In order to be effective on the payment date of any dividend or distribution, notice of such termination must be received by Computershare before the record date for the payment of such dividend or distribution. If a notice to discontinue is received by Computershare on or after the record date for a dividend payment, such notice to discontinue may not become effective until such dividend has been reinvested and the shares purchased are credited to the Participant’s account under the Plan. Computershare, in its sole discretion, may either pay such dividend in cash or reinvest it in shares on behalf of the terminating Participant. Computershare may terminate, for whatever reason at any time as it may determine in its sole discretion, an individual’s participation in the Plan upon mailing a notice of termination to the Participant at the Participant’s address as it appears on Computershare’s records.

When an account is terminated, the Participant will receive a certificate for the number of full shares credited to the Participant’s account under the Plan, unless the sale of all or part of such shares is requested. Such sale may, but need not, be made by purchase of the shares for the account of other Participants and any such transaction shall be deemed to have been made at the then current market price less any applicable brokerage commissions and any other costs of sale. The terminating Participant’s fractional share interest in the Plan will be aggregated with the fractional share interests of other terminating Participants and sold. The net proceeds of such sales will be distributed to the Participants in payment for their fractional share interests.

The Fund may terminate or amend the Plan upon thirty (30)days’ notice in writing to each Participant, such termination or amendment to be effective as to all dividends and distributions payable to shareholders of record on any date more than thirty (30)days after mailing of such notice.

There is no direct service charge (other than brokerage commissions) by the Agent to Participants in the Plan. All costs of the Plan, except brokerage commissions, will be paid by the Fund. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

Directors
Adela Cepeda	Edward M. Roob

Frank K. Reily	J. Mikesell Thomas

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer
Mark F. Kemper
Vice President and Secretary

Investment Advisor
UBS Global Asset Management (Americas) Inc.
One N. Wacker Drive
Chicago, Illinois 60606

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

© 2007 All rights reserved. UBS Global Asset Management (Americas) Inc.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating, Compensation and Governance Committee. The Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, ½ of 1% or more of the Fund’s outstanding shares and (ii) has been a shareholder of at least ½ of 1% of the Fund’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating, Compensation and Governance Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating, Compensation and Governance Committee, Mr. Frank Reilly, care of the Secretary of the Fund at UBS Global Asset Management Inc., One North Wacker Drive, Chicago, Illinois 60606. The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating, Compensation and Governance Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of board members.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – This registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fort Dearborn Income Securities, Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	May 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	May 30, 2007

By:	/s/ Thomas Disbrow
Thomas Disbrow
Principal Accounting Officer and Treasurer

Date:	May 30, 2007